UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADVANCED DRAINAGE SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on July 23, 2019.

ADVANCED DRAINAGE SYSTEMS, INC./WMSMeeting Information

For holders as of:May 31, 2019

Date:   July 23, 2019Time:  10:00 AM Eastern Time

Location:     Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/WMS2019.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/WMS2019 and be sure to have the information that is printed in the box marked by the arrow

g  XXXX XXXX XXXX XXXX     (located on the following page).

ADVANCED DRAINAGE SYSTEMS, INC./WMS

4640 TRUEMAN BLVD. HILLIARD, OH 43026

You are receiving this communication because you hold shares in the company named above or you are a participant in the Advanced Drainage Systems, Inc. Employee Stock Ownership Plan.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT10-K WRAP How to View Online:

Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX     (located on the

following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:www.proxyvote.com

2) BY TELEPHONE:1-800-579-1639

3) BY E-MAIL*:sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow     XXXX XXXX XXXX XXXX    (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before July 9, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow

  XXXX XXXX XXXX XXXX      (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/WMS2019. Have the information that is printed in the box marked

by the arrow   XXXX XXXX XXXX XXXX    (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote

FOR all of the nominees listed and FOR proposals

2 and 3.

1.Election of Directors

1a.    Ross M. Jones

1b.   C. Robert Kidder

1c.    Manuel J. Perez de la Mesa

2.Ratification of the appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for

fiscal year 2020.

3.Approval, in a non-binding advisory vote, of the compensation for named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.